Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

HFND	Unlimited HFND Multi-Strategy Return Tracker ETF
Listed on New York Stock Exchange LLC

May 4, 2026

Supplement to the Summary Prospectus dated January 2, 2026, and

Prospectus and Statement of Additional Information (“SAI”),

each dated January 1, 2026, as supplemented

The Unlimited HFND Multi-Strategy Return Tracker ETF (the “Fund”), a series of Tidal Trust I, commenced operations as a non-diversified fund; however, the Fund has continuously operated as diversified for three years and is now classified as a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective immediately, the following changes are made to the Fund’s summary prospectus:

●	The last paragraph under the heading “Portfolio Construction” in the “Principal Investment Strategies” section is hereby deleted.

●	The “Non-Diversification Risk” in the “Principal Investment Risks” section is hereby deleted.

Effective immediately, the following changes are made to the Fund’s statutory prospectus:

●	The last paragraph under the heading “Portfolio Construction” in the “Principal Investment Strategies” section on page 62 is hereby deleted.

●	The “Non-Diversification Risk” in the “Principal Investment Risks” section on page 65 is hereby deleted.

●	The “Non-Diversification Risk” in the “Additional Information About the Principal Risks of Investing in each Fund” section on page 75 is no longer applicable to the Fund.

Effective immediately, the following changes are made to the Fund’s SAI:

●	In the section titled “Additional Information About Investment Objectives, Policies, and Related Risks” the “Non-Diversification” disclosure on page 1 is no longer applicable to the Fund and the following disclosure is hereby added as a new section preceding the “Non-Diversification” disclosure:

Diversification

The Unlimited HFND Multi-Strategy Return Tracker ETF is classified as a “diversified” investment company under the 1940 Act. The Unlimited HFND Multi-Strategy Return Tracker ETF commenced operations as a non-diversified fund, however, the Fund continuously operated as diversified for three years and the Fund is now classified as diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, it may have a greater percentage of its assets invested in securities of fewer issuers.

1

Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

●	The section titled “Investment Restrictions” is hereby supplemented with the following new paragraph, inserted as the third paragraph in this section on page 12:

In addition, the Unlimited HFND Multi-Strategy Return Tracker ETF is a “diversified” investment company within the meaning of the 1940 Act. The Unlimited HFND Multi-Strategy Return Tracker ETF commenced operations as a non-diversified fund, however, the Fund continuously operated as diversified for three years and effective October 9, 2025, is classified as diversified. Therefore, in addition to the fundamental investment restrictions above, except with the approval of a majority of the outstanding voting securities, the Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

Please retain this Supplement for future reference.

2